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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _____________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 9, 2004


                                GNC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       333-116040               72-1575170
(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                300 SIXTH AVENUE, PITTSBURGH, PENNSYLVANIA 15222
              (Address of principal executive offices) (Zip Code)

                                 (412) 288-4600
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.
---------         ----------------------------------------------

         Our wholly owned subsidiary, General Nutrition Centers, Inc. ("Centers"), today announced that, based on currently available information, it expects the following results for the fourth quarter of 2004:

         o     net revenues of between $285 million and $290 million;
         o cash provided by operating activities of between $37 million and $40 million; and
         o     EBITDA of between $17 million and $20 million.

         Giving effect to the above estimates, Centers expects the following results for the full year of 2004:

         o     net revenues of between $1,328 million and $1,333 million;
         o cash provided by operating activities of between $98 million and $101 million; and
         o     EBITDA of between $134 million and $137 million.

EBITDA as used herein represents net (loss) income before interest expense, net, income tax (benefit) expense, depreciation and amortization. EBITDA is not a measurement of Centers' financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to GAAP cash flow from operating activities as a measure of Centers' profitability or liquidity. Although EBITDA is frequently used by securities analysts, lenders and others in their evaluation of companies, Centers' calculation of EBITDA may not be comparable to other similarly titled measures reported by other companies.

         The estimates set forth above were prepared by Centers' management and are based upon a number of assumptions, estimates and business decisions that are inherently subject to significant business and economic conditions and competitive uncertainties and contingencies, many of which are beyond Centers' control. Important factors could cause Centers' actual results to differ from its expectations and those differences may be material. The estimated results assume that same store sales trends over the last several months will continue, that margins will remain relatively constant through year-end and that there will be no other material adverse changes affecting Centers' business. Centers prepared the above estimates of operating performance for the fourth quarter of 2004 and used those amounts to estimate certain results for the full year 2004. Centers does not intend to update or otherwise revise the estimates to reflect future events.

         None of the estimates were prepared in a manner that complies with the published guidelines of the American Institute of Certified Public Accountants, any other regulatory or professional agency or body, including, but not limited to, the SEC, or generally accepted accounting principles. Moreover, none of PricewaterhouseCoopers LLP (Centers' independent registered public accountants), our principal stockholder, or any independent expert participated in the preparation of the estimates, assumes any responsibility for the accuracy of the estimates or is providing any opinion or other assurance with respect to the estimates. In addition, no other independent expert has reviewed the estimates. The estimates should not be regarded as a representation by the company, management, PricewaterhouseCoopers LLP, our principal stockholder, or any of their respective affiliates, advisors, agents or representatives. In light of the foregoing, readers are cautioned not to place undue reliance on the estimates.

         The following table reconciles estimated EBITDA to estimated net cash provided by operating activities for the fourth quarter of 2004 and the full year 2004:


                             Three Months Ended    Three Months Ended      Year Ended           Year Ended
                             December 31, 2004     December 31, 2004   December 31, 2004     December 31, 2004
                                 (low range           (high range     (low range estimate)      (high range
                                 estimate)             estimate)                                 estimate)

(in millions)
Net cash provided by
operating activities                 $37.0                  $40.0               $98.0               $101.0

Changes in assets and
liabilities                          (20.0)                 (20.0)               60.0                 60.0

Increase (decrease)
in net deferred taxes                  1.0                    1.0               (21.0)               (21.0)

Amortization of
deferred financing fees               (1.0)                  (1.0)               (3.0)                (3.0)
                                     -----                  -----              ------               ------

EBITDA                               $17.0                  $20.0              $134.0               $137.0
                                     =====                  =====              ======               ======



         This current report on Form 8-K contains forward-looking statements within the meaning of federal securities regulations. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include significant competition in Centers' industry; unfavorable publicity or consumer perception of Centers' products; the incurrence of material products liability and products recall costs; costs of compliance with governmental regulations; the failure of Centers' franchisees to conduct their operations profitably; economic, political and other risks associated with Centers' international operations; Centers' failure to keep pace with the demands of its customers for new products and services; the lack of long-term experience with human consumption of some of Centers' products with innovative ingredients; and increases in the frequency and severity of insurance claims, particularly claims for which Centers' is self-insured.




Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

(c) Exhibits.

              None.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 2004

                                      GNC CORPORATION



                                      By:   /s/ James M. Sander
                                           -------------------------
                                           Name:    James M. Sander
                                           Title:   Senior Vice President, Chief
                                                    Legal Officer and Secretary